Exhibit 3.12

TENTH AMENDMENT OF TWENTY-SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twenty-Second Amended and Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)
The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)
The partnership filed the Twenty-Second Amended and Restated Certificate of Limited Partnership with the Missouri Secretary of State on March 18, 2022.

(3)
The Twenty-Second Amended and Restated Certificate of Limited Partnership is hereby amended to reflect the general partner admissions and withdrawals attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the admissions and withdrawals of said partners, the number of general partners is 599.

In affirmation thereof, the facts stated above are true.

Dated: January 25, 2023

General Partner:

By /s/ Penny Pennington .

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:
Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
A & J Williams Living Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Acupan, Alex Villadores	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Alan Kindsvater Revocable Living Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Anderson, Robert Scott	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Bayston, Brett Gerald	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Bee, Stephen Todd	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Blocker Revocable Living Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Boles, Andrew	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Boysen, Robert Bunning	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Braden T. Krebs Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Clotiaux, Tracy Reagan	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Coopman Living Trust Dated 4-27-2005	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Debra and Kevin Bastien Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Dorcey, Patrick J	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Easley Family Wealth Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Edward J Dollinger Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Espy, Jason C	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Gautreau, Michael Paul	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Gillette, Merri Jo	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Hill, Diane Kay	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Holt, Stanley Dean	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
James D. Fisher Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
John M and Jill MS Steenis Revocable Trust Dated November 8, 2019	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
John S. Callahan Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Jonczak, Jason Michael	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
KCA & KRA Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Kristine Kestek Brill Revocable Living Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Lackey Sr, Warren Richard	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Leahy, Deborah Hilda	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Living Trust of Kelly and Alyssa Journey	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Lothspeich, James	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Lugo, Sean Reed	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Lynch, Rebecca Marie	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Lynne T. Page Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Mark G Putbrese Declaration of Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Mark Mellon Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Matthew W Burkemper Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
McCarver, Thomas Edwin	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Mignacca, Carl James	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
ML2 Trust Dated September 10, 2019	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Nash, Todd Martin	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Nygard, Andrew A	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Potts, Reagan Kerr	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Reardon III, James Patrick	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Salisbury, Jonathan	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Scott W Larson Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Sobers, Anson Vincent	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
The Andrew Ivan Greenberg Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
The John D Elser II Revocable Living Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
The Kyle R. Crump & Daniece D. Crump Family Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
The Pogue Family Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
The Scott W Arnone and Lori K Arnone Revocable Living Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Thompson, Kevin Mark	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Timothy and Barbara Werth Family Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Timothy Robert Burke Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Tracy L Burt Revocable Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
White, Douglas B	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Williams, Matthew D.	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Williams III, Robert West	12/31/2022	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Williams Family Trust	12/31/2022	12555 Manchester Road	St. Louis, MO 63131
Wilson, James Scott	12/31/2022	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:
Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Abeln, Kyle Thomas	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Alevizos, Man Dee L	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Anderson, Rebecca Renner	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Andrew C Bannister and Linda D Bannister Joint Revocable Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Antashyan, Gor G	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Armentrout, Matthew James	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Asa T Jewett & Andrea P Jewett Revocable Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Astel, Jayson Michael	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Bibeau, Christopher Roland	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Black, Meghan Mary	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Brudi, Eric C	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Burgess, Melanie Reid	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Burgoon, Theodore Eric	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Chandler, Chris Wayne	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Clapp, Laura Marsh	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Clifton, Jill Elise	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Cusi, Marissa	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Dulany, Christopher Lee	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Engeling, Jennifer Lynnae	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Etchison, Holly Michelle	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Feller, Eric John	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Figueira, Nicholas	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Finchum, Taylor Kara	1/1/2023	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Foley, Patrick Michael	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Freeman, Terrence	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Gardner, Erica Lyn	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Garner, Taylor Robert	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Geddings Jr, James Jackson	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Haney, Roger Jason	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Harris, Arica January	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Harshberger, Melanie Laine	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Hasslinger, Kevin Philip	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Hawkins, Violette Marie	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Hayes, Allison Marie	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Holdford, Michael William	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Huntley, Jason Hurst	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Joel & Caroline Dunham Revocable Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Joseph, Jolly	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Kalafatich, Clifton Michael	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Kane, Chase Kartchner	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Kaplan, Stuart	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Kehrer, Crystal Patrice	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Kim and Amy Fetterhoff Family Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Lane, Angela Louise	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Lawrence, Robert James	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Leer, Christian Erick	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Lei, Nan	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Mahmood, Mansoor Syed	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Malchar, Samuel Mark	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Maroon, Christina Louise	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Maune, Travis Brian	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Mitchell, Kent Lee	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Morris, Carla Marie	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Murphy, Aisling Anne	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Nelson, Troy Michael	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Nino, Jessica Claire	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Peacock, Dakota	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Peacock Family Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Peterson, Benjamin David	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Rice, Trevor Andrew	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
RLS Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Ruest, Justin Paul	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Sean and Paige Tamm Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Simmons, Brandy Lynn	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Smith, Scott Kinsman	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Spicer, Justin Thomas	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Stephen and Jennifer Homan Family Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Stotler, Jeffrey Richard	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
The Bison Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
The Joanna F. Carr Living Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
The Magnolia Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
The Michael & Judy Eckholt Revocable Trust	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Tipper, Russell Winston	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Tyrell, Nicholas James	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Vehring, Josh Taylor	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Weigle, Chad Michael	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Wells, Bradley	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Whicker, Catherine Johnson	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Whitman, Justine Summer	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Wilson, Josee	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
Wood, Michelle Lee	1/1/2023	12555 Manchester Road	St. Louis, MO 63131
York, Andrew Scott	1/1/2023	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.